UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

IMPORTANT REMINDER

May 30, 2014

Dear Stockholder:

Our records reflect that you have not voted your proxy with respect to the Annual Meeting of Stockholders of CombiMatrix Corporation scheduled to be held on June 17, 2014.  Even if you plan to attend the meeting in person, please take a moment right now to ensure that your shares are represented at this important meeting.

We urge you to exercise your right as a stockholder to be represented at your Annual Meeting.  With only weeks remaining until our Annual Meeting, it is important that you act promptly to make sure that your vote is counted at the meeting.

In order to make it convenient for you to vote, we are enclosing a duplicate proxy card for your use.  We have also made arrangements for you to be able to vote by telephone or internet, as well as by mail.  Simply follow the instructions on the enclosed proxy card.

Please vote by telephone or internet today!  Remember - every share and every vote counts!  You may also sign, date and mail your proxy card in the envelope provided.  If you have any questions, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885.

Thank you for your continued support.

Sincerely,

Mark McDonough
President, Chief Executive Officer and Director

300 Goddard Suite 100, Irvine, CA 92618 | T: 949.753.0624 | F: 949.753.1504 | www.combimatrix.com

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COMBIMATRIX CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 16, 2014.

Vote by Internet

- Go to **www.investorvote.com/CBMX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the following nominees, and FOR Proposals 2, 3 and 4.

1\. To elect the six (6) directors named in the proxy statement to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified:

01 - R. Judd Jessup	02 - Scott Gottlieb, M.D.	03 - Wei Richard Ding
04 - Jeremy M. Jones	05 - Robert E. Hoffman	06 - Mark McDonough

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here: ______________________

	For	Against	Abstain
2. To approve an amendment to our Certificate of Incorporation to increase the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 35,000,000 shares.	☐	☐	☐
3. To approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 848,154 shares, from 1,151,846 shares to 2,000,000 shares, and to effect various other improvements thereunder.	☐	☐	☐
4. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2014.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such business as may properly come before the annual meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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. Annual Meeting of Stockholders June 17, 2014 This Proxy is Solicited on Behalf of the Board of Directors of CombiMatrix Corporation The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Mark McDonough and Scott Burell, and each of them, the proxies of the undersigned, with full power of substitution and revocation, to vote all shares of CombiMatrix Corporation common stock held of record by the undersigned on April 22, 2014, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of CombiMatrix Corporation (the “Company”) to be held June 17, 2014, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” THE APPROVAL OF THE MATTERS IN PROPOSALS 2, 3 AND 4, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. (Continued and to be marked, dated and signed, on the other side.) PROXY — COMBIMATRIX CORPORATION C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2014: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT HTTP://INVESTOR.COMBIMATRIX.COM/ANNUALS.CFM. + + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

COMBIMATRIX CORPORATION

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Vote by Internet

- Go to **www.investorvote.com/CBMX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the CombiMatrix Corporation Stockholders Meeting to be Held on June 17, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and the Company's annual report on Form 10-K are available at:

http://investor.combimatrix.com/annuals.cfm

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **http://www.investorvote.com/CBMX**

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 9, 2014 to facilitate timely delivery.

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Traveling North on Interstate 405 Take the Bristol Street Exit, (Ramp toward Anton Blvd. / Ave. of the Arts) Turn Slight Right onto Park Center Drive Turn Left onto Anton Blvd. Turn Right into Plaza Tower, 600 Anton Blvd. Guest parking in parking structure on Left Traveling South on Interstate 405 Take the Bristol Street Exit Turn Left onto Bristol Turn Right onto Anton Blvd. Cross Over Park Center Drive Turn Left into Plaza Tower, 600 Anton Blvd. Guest Parking in parking structure on the Left Traveling South on CA-55 Freeway Take Interstate 405 N Exit, toward Long Beach Take the Bristol Street Exit, turn Right Turn Right onto Anton Blvd. Cross Over Park Center Drive Turn Left into Plaza Tower, 600 Anton Blvd. Guest Parking in parking structure on the Left Traveling North on CA- 55 Freeway Take the State Route 73 North Take Bear Street Exit Turn Right onto Bear Street Take First Right onto Paularino Avenue Turn Left onto Bristol Turn Right onto Anton Blvd. Cross Over Park Center Drive Turn Left into Plaza Tower, 600 Anton Blvd. Guest Parking in parking structure on the Left Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/CBMX. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials CombiMatrix Corp.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 9, 2014. CombiMatrix Corporation 2014 Annual Meeting . Stockholder Meeting Notice CombiMatrix Corporation’s Annual Meeting of Stockholders will be held on June 17, 2014 at the Law Offices of Dorsey & Whitney, LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626 beginning at 1:00 p.m. local time. Proposals to be voted on at the meeting by stockholders of record as of April 22, 2014 are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the following nominees, and FOR Proposals 2, 3 and 4: 1. To elect the six (6) directors named in the proxy statement to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified: R. Judd Jessup, Scott Gottlieb, M.D., Wei Richard Ding, Jeremy M. Jones, Robert E. Hoffman, Mark McDonough. 2. To approve an amendment to our Certificate of Incorporation to increase the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 35,000,000 shares. 3. To approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 848,154 shares, from 1,151,846 shares to 2,000,000 shares, and to effect various other improvements thereunder. 4. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2014. To act on such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01SYXC